GUARANTY
                                (Equipment Lease)

      This GUARANTY (this "Guaranty"), dated as of March 31, 1999, is made by AQUIS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Guarantor"), for the benefit of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lessor").

                             Preliminary Statement:

      A. Aquis Communications, Inc., a Delaware corporation ("Lessee"), and Lessor have entered into an Equipment Lease of even date herewith (the "Lease"), pursuant and subject to the terms and conditions of which Lessor has agreed to lease to Lessee and Lessee has agreed to lease from Lessor the Equipment.

      B. Guarantor is the owner of all of the issued and outstanding capital stock of Lessee. Accordingly, Guarantor has a direct financial interest in inducing Lessor to enter into the Lease.

      C. One of the conditions precedent to the obligations of Lessor under the Lease is the execution and delivery by Guarantor of this Guaranty.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

      1. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Lease.

      2. Guaranty of Payment. Guarantor hereby unconditionally and irrevocably guarantees to Lessor the punctual payment and performance when due, whether on scheduled payment dates or by acceleration or otherwise, of any and all indebtedness due or to become due, now existing or hereafter arising, of Lessee to Lessor pursuant to the terms of the Lease and the performance of the covenants of Lessee contained in the Lease (such indebtedness and performance of covenants is referred to hereinafter collectively as "Lessee's Obligations"). Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that Lessor shall not be required to prosecute collection, enforcement or other remedies against Lessee or any other person or entity, or to enforce or resort to any of its rights or remedies under the Lease, before calling Guarantor for payment.

      3. Continuing Guaranty. Guarantor agrees that the obligations of Guarantor hereunder ("Guarantor's Obligations") shall be primary obligations of Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Lessor, Lessee or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged, limited or affected in any way by any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including, without limitation:

            (a) any lack of validity or enforceability of any of the Lease Documents;

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            (b) any termination, restatement, amendment, modification or other change in any of the Lease Documents;

            (c) any furnishing, exchange, substitution or release of the Equipment, or any failure to perfect any lien in any of the Equipment;

            (d) any failure, omission or delay on the part of Lessee or Lessor to conform or comply with any term of any of the Lease Documents or any failure of Lessor to give notice of any default thereunder;

            (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Lease Documents;

            (f) any action or inaction by Lessor under or in respect of any of the Lease Documents, any failure, lack of diligence, omission or delay on the part of Lessor or any Lender to enforce, assert or exercise any right, power or remedy conferred on Lessor in any of the Lease Documents, or any other action or inaction on the part of Lessor;

            (g) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Guarantor, Lessee or any other person or entity or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

            (h) any merger or consolidation of Guarantor, Lessee or any other person or entity into or with any person or entity, or any sale, lease or transfer of any of the assets of Guarantor, Lessee or any other person to any other person or entity;

            (i) any change in the ownership of any of the equity interests of Lessee or any change in the relationship between Guarantor and Lessee, or any termination of any such relationship;

            (j) any release or discharge by operation of law of Guarantor or Lessee from any obligation or agreement contained in any of the Lease Documents;

            (k) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Guarantor or Lessee.

      4. Waivers. Guarantor unconditionally waives, to the extent permitted by law, (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment


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under any of the Lease Documents and notice of any default thereunder or any failure on the part of Guarantor or Lessee to perform or comply with any covenant, agreement, term or condition of any of the Lease Documents, (iii) any right to the enforcement, assertion or exercise against Guarantor or Lessee of any right or remedy conferred under any of the Lease Documents, (iv) any requirement of diligence on the part of any person or entity, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Lease Documents, (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Lessor under any of the Lease Documents, and (vii) any rights of Guarantor pursuant to Sections 12-1641 and 12-1643 of the Arizona Civil Code or Rule 17(f) of the Arizona Rules of Civil Procedure.

      5. Subordination. Guarantor agrees that any and all present and future debts and obligations of Lessor to Guarantor hereby are subordinated to the claims of Lessor and hereby are assigned by Guarantor to Lessor, as security for the payment and performance of Lessee's Obligations.

      6. Reinstatement. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of Lessee's Obligations is rescinded or otherwise must be restored or returned by any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Lessee or for any other reason, all as though such payment had not been made.

      7. Successors and Assigns. This Guaranty shall inure to the benefit of Lessor and its respective successors and assigns. This Guaranty shall be binding on Guarantor and its successors and assigns, and shall continue in full force and effect until all of Lessee's Obligations are paid and performed in full. Notwithstanding the foregoing, Guarantor may not assign all or any of its obligations hereunder.

      8. No Waiver of Rights. Neither any delay in exercising, nor any failure on the part of Lessor to exercise any right, power or privilege under this Guaranty or any of the other Lease Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance among the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or any other circumstance.

      9. Modification. The terms of this Guaranty may be waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Lessor.

      10. Costs and Expenses. Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of Lessor (including, without limitation, reasonable attorneys' fees and expenses) in enforcing Guarantor's Obligations.


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      11. Jurisdiction. Guarantor hereby agrees that all actions or proceedings arising directly or indirectly out of this Guaranty or any of the other Lease Documents to which it is a party shall be litigated in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona or, if Lessor initiates such action, in addition to the foregoing courts, any other court in which Lessor shall initiate or to which Lessor shall remove such action, to the extent such court has jurisdiction. Guarantor hereby expressly submits and consents in advance to jurisdiction in any action or proceeding commenced in or removed by Lessor in any of such courts, and hereby waives personal service of the summons and complaint, or other process or papers issued therein, and agrees that service of such summons and complaint or other process or papers may be mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed to Guarantor at the address to which notices are to be sent to Lessee set forth in the Lease. Guarantor waives any claim that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should Guarantor, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the period of time prescribed by law after the mailing thereof, Guarantor shall be deemed in default and an order and/or judgment may be entered by Lessor against Guarantor as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum for Guarantor set forth in this section shall not be deemed to preclude the enforcement by Lessor of any judgment obtained in any other forum or the taking by Lessor of any action to enforce the same in any other appropriate jurisdiction.

      12. Applicable Law. This Guaranty shall be governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Arizona. For purposes of this section, this Guaranty shall be deemed to be performed and made in the State of Arizona.

      13. Waiver of Right to Jury Trial. Lessor and Guarantor acknowledge and agree that any controversy which may arise under this Guaranty or any of the other Lease Documents, or with respect to the transactions contemplated thereby, would be based upon difficult and complex issues and therefore, Lessor and Guarantor agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

      14. Waiver of Rights Against Lessee. Notwithstanding anything to the contrary which may be contained herein, Guarantor hereby unconditionally and irrevocably agrees that Guarantor (i) will not at any time assert against Lessee (or such Lessee's estate if such Lessee becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay to Lessee, including, without limitation, Guarantor's Obligations and any and all other obligations which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty, and (ii) waives and releases all such rights and claims, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment which Guarantor may have now or at any time against Lessee (or Lessee's estate if Lessee becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America). Guarantor further


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unconditionally and irrevocably agrees that Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or hereafter may have against Lessee, and waives any defense based upon an election of remedies by Lenders, which destroys or otherwise impairs any subrogation rights of Guarantor and/or the right of Guarantor to proceed against Lessee for reimbursement.

      15. Time of Essence. Time is of the essence in the performance by Guarantor of the obligations under this Guaranty.

      16. No Joinder. Guarantor agrees that any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Lessee in such action.

      17. Severability. In the event that any provision of this Guaranty is deemed to be invalid by reason of the operation of any law, including, but not limited to, any of the rules and regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court or the FCC or any other Governmental Body, as applicable, the validity, legality and enforceability of the remaining terms and provisions of this Guaranty shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Guarant.

      18. Financial Statements. Upon request by Lessor, Guarantor agrees promptly to deliver any and all financial statements of Guarantor and other documents relating to Guarantor's property as Lessor may reasonably request.

      19. Security. Guarantor's Obligations are secured in accordance with the terms of the other Lease Documents to which Guarantor is a party.

      19. Termination. This Guaranty shall terminate upon payment and satisfaction in full of Lessee's Obligations and Guarantor's Obligations.

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      IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                              AQUIS COMMUNICATIONS, INC., a
                              Delaware corporation

                              By: /s/ D. Brian Plunkett
                                  ----------------------------------
                                  D. Brian Plunkett
                                  Chief Financial Officer